UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	FDEF	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information.

Item 2.02	Results of Operations and Financial Condition.

On April 28, 2020, First Defiance Financial Corp. (“First Defiance”) issued a press release regarding its earnings for the quarter ended March 31, 2020. A copy of the press release is attached as Exhibit 99.1.

First Defiance is also including a copy of its investor presentation that will be used by management and referenced during the earnings conference call. A copy of the presentation is included in this attached as Exhibit 99.2.

The information set forth in this Current Report on Form 8-K (including the information in Exhibits 99.1 and 99.2 attached hereto) is being furnished to the Securities and Exchange Commission and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under the Exchange Act. Such information will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 8 – Other Events.

Item 8.01	Other Events.

Timing of Filing of Quarterly Report on Form 10-Q

In accordance with the Securities and Exchange Commission Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies, SEC Release No. 34-88465, dated March 25, 2020 (the “Order”), First Defiance will be relying on the relief provided by the Order to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “First Quarter Form 10-Q”) by up to 45 days. We have experienced significant disruptions to our business and operations as a result of the COVID-19 pandemic. In particular, we have a majority of our employees working remotely, including most of our finance staff. In addition, we rely on several third parties to perform analyses related to the preparation of our financial statements, and those third parties have also experienced disruptions to their operations due to COVID-19. Accordingly, we are relying on the Order to postpone the filing of our First Quarter Form 10-Q to provide us with additional time to develop and process our financial information as well as prepare additional required disclosures related to COVID -19. First Defiance expects to file the First Quarter Form 10-Q no later than June 25, 2020.

Supplemental Risk Factor

We are supplementing the risk factors previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission, with the following additional risk factor:

The outbreak of the novel coronavirus (“COVID-19”) has adversely impacted our business and financial results, and the ultimate impact will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic and actions taken by governmental authorities in response to the pandemic.

The COVID-19 pandemic has negatively impacted the global economy, disrupted global supply chains, lowered equity market valuations, created significant volatility and disruption in financial markets, increased unemployment levels and decreased consumer confidence generally. In addition, the pandemic has resulted in temporary closures of many businesses and the institution of social distancing and sheltering in place requirements in many states and communities. The COVID-19 pandemic could influence the recognition of credit losses in our loan portfolios and will increase our allowance for credit losses, particularly as businesses remain closed and as more customers are expected to draw on their lines of credit or seek additional loans to help finance their businesses.

Furthermore, the pandemic could affect the stability of our deposit base as well as our capital and liquidity position, impair the ability of borrowers to repay outstanding loans, impair the value of collateral securing loans, result in lost revenue and cause us to incur additional expenses. Similarly, because of changing economic and market conditions affecting issuers, we may be required to recognize other-than-temporary impairments in future periods on goodwill or the securities we hold as well as reductions in other comprehensive income.

The extent of the impact of the COVID-19 pandemic on our capital, liquidity, and other financial positions and on our business, results of operations, and prospects will depend on a number of evolving factors, including:

•

The duration, extent, and severity of the pandemic. COVID-19 has not been contained and could affect significantly more households and businesses. The duration and severity of the pandemic continue to be impossible to predict.

•

The response of governmental and nongovernmental authorities. Many of the actions taken by authorities have been directed at curtailing personal and business activity to contain COVID-19 while simultaneously deploying fiscal-and monetary-policy measures to assist in mitigating the adverse effects on individuals and businesses.

•

The effect on our customers, counterparties, employees, and third-party service providers. COVID-19 and its associated consequences and uncertainties may affect individuals, households, and businesses differently and unevenly. In the near-term if not longer, however, our credit, operational, and other risks are generally expected to increase.

•

The effect on economies and markets. Whether the actions of governmental and nongovernmental authorities will be successful in mitigating the adverse effects of COVID-19 is unclear. National, regional, and local economies and markets could suffer disruptions that are lasting.

•

The success of hardship relief efforts to bridge the gap to reopening the economy. The U.S. government has implemented programs to directly compensate individuals and grant or loan money to businesses in an effort to provide funding while the economy is shut down. Many banks, including First Federal Bank of the Midwest, have implemented hardship relief programs that include payment deferral and short-term funding options. The success of these programs could mute the effect on the Company’s credit losses, which may be difficult to determine.

In an effort to help our customers during this time, First Defiance has maintained full staffing of all branch drive-thru lanes, provided for branch lobby appointments, communicated with and encouraged our customers to use our free self-service tools such as ATMs and mobile/online technology, reduced or waived various customer fees, implemented loan payment deferral programs and participated in governmental stimulus programs such as the Small Business Administration Payment Protection Program. A significant number of our borrowers have enrolled in one of our programs to defer some or all loan payments for up to six months. These programs may negatively impact our revenue and other results of operations in the near term and, if not effective in mitigating the effect of COVID-19 on our customers, may adversely affect our business and results of operations more substantially over a longer period of time.

The sharp deterioration in the United States economy that has resulted from the COVID-19 pandemic and the actions taken by the federal and state governments to slow the spread of that virus have resulted in a significant increase in the unemployment rate throughout the United States, including in the local economies in which we conduct business. We anticipate that this increase in unemployment will affect the ability of some of our clients to repay their loans on a timely basis and will adversely affect the financial results of our commercial clients in localities with high unemployment, resulting in loan defaults and the possible impairments in the value of our collateral. These developments could adversely impact our results of operations and financial condition, although the extent of such impact cannot be determined at this time.

There are no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have, and, as a result, the ultimate impact of the outbreak is highly uncertain and subject to change. We do not yet know the full extent of the impacts on our business, our operations or the global economy as a whole. Even after COVID-19 has subsided, we may continue to experience materially adverse impacts to our business. However, the effects could have a material impact on our results of operations and heighten many of our known risks described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 28, 2020

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Donald P. Hileman
Chief Executive Officer

Date: April 29, 2020

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